UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 26, 2007
AFC Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 459-4450
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 26, 2007, AFC Enterprises, Inc. (the “Company”) announced that a federal court had ruled in the Company’s favor in a lawsuit against the Company’s former insurance carrier that provided liability coverage for its directors and officers.
A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
          99.1       Press Release dated September 26, 2007.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date: September 27, 2007	By:	/s/ Harold M. Cohen

Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary